Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Endurance International Group Holdings, Inc. for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Marc Montagner, Chief Financial Officer of Endurance International Group Holdings, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge on the date hereof:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Endurance International Group Holdings, Inc.

Date: February 21, 2019	By:	/s/ Marc Montagner
Marc Montagner Chief Financial Officer (Principal Financial Officer)